Exhibit 99.1

Hain Celestial Completes the Sale of Plainville Farms

Lake Success, NY, February 22, 2019 —The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today announced that it has completed the first step in its divestiture of the Hain Pure Protein operating segment with the sale of the Plainville Farms business to Plainville Brands, LLC, a Delaware limited liability company backed by a group of private investors. Plainville Farms did not contribute to earnings or cash flow in fiscal year 2018. With respect to the divestiture of the remainder of its Hain Pure Protein operating segment, the process remains ongoing and the Company continues to anticipate closing in the coming months.

About The Hain Celestial Group, Inc.

The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Almond Dream®, Arrowhead Mills®, Bearitos®, Better Bean®, BluePrint®, Casbah®, Celestial Seasonings®, Clarks™, Coconut Dream®, Cully & Sully®, Danival®, DeBoles®, Earth’s Best®, Ella’s Kitchen®, Europe’s Best®, Farmhouse Fare™, Frank Cooper’s®, Gale’s®, Garden of Eatin’®, GG UniqueFiber™, Hain Pure Foods®, Hartley’s®, Health Valley®, Imagine™, Johnson’s Juice Co.™, Joya®, Lima®, Linda McCartney® (under license), MaraNatha®, Mary Berry (under license), Natumi®, New Covent Garden Soup Co.®, Orchard House®, Rice Dream®, Robertson’s®, Rudi’s Gluten-Free Bakery™, Rudi’s Organic Bakery®, Sensible Portions®, Spectrum® Organics, Soy Dream®, Sun-Pat®, Sunripe®, SunSpire®, Terra®, The Greek Gods®, Tilda®, Walnut Acres®, WestSoy®, Yorkshire Provender®, Yves Veggie Cuisine® and William’s™. The Company’s personal care products are marketed under the Alba Botanica®, Avalon Organics®, Earth’s Best®, JASON®, Live Clean® and Queen Helene® brands.

Safe Harbor Statement

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Company’s potential divestiture of its Hain Pure Protein business.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors, include, among others, the Company’s beliefs or expectations relating to the impact of competitive products, changes to the competitive environment, changes to consumer preferences, our ability to manage our supply chain effectively, changes in raw materials, freight, commodity costs and fuel, consolidation of customers, reliance on independent distributors, general economic and financial market conditions, risks associated with our

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042

516-587-5000 • www.hain.com

international sales and operations, our ability to execute and realize cost savings initiatives, including, but not limited to, cost reduction initiatives under Project Terra and SKU rationalization plans, our ability to identify and complete acquisitions or divestitures and integrate acquisitions, the availability of organic and natural ingredients, the reputation of our brands and the other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and our quarterly reports. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflects changes in underlying assumptions or factors of new methods, future events or other changes.

Contact:

James Langrock / Katie Turner

The Hain Celestial Group, Inc.

516-587-5000

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042

516-587-5000 • www.hain.com